Commitments and contingencies	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies [Abstract]
Commitments and contingencies
4.8 Commitments and contingencies
As at December 31, 2022, guarantees in the amount of CHF 126.1 (December 31, 2021: CHF 2.9 million) were provided in favor of third parties.
The Swiss On entities form a VAT group and, hence, every entity participating in the group is jointly and severally liable for VAT debt other group participants. Further On group entities participating in central cash pooling are jointly and severally liable for any debit position or outstanding overdraft in connection with them. In that context, gross balances in the amount of CHF 202.4 million have been offset as at December 31, 2022 (December 31, 2021: CHF 87.6 million).
On has committed itself to several new lease contracts, which have not yet commenced as at December 31, 2022, and are therefore not yet recognized on balance sheet. The total committed future outflow resulting of these lease contracts amounts to:

(CHF in millions)	12/31/2022	12/31/2021

Due < 1 year	6.6	0.6
Due 1 - 5 years	92.1	9.2
Due > 5 years	184.2	12.0
Commitments for future lease obligations	282.9	21.8

The majority of the future lease commitments relate to contracts entered into for a new retail store, an office in New York, USA and a new, highly-automated warehouse in Atlanta, USA, which commences partially in 2023 and completely in 2025, amounting to CHF 254.9 million (2021: CHF 18.2 million). The associated contractual commitments and investments made by the lessor on the new, highly-automated warehouse in Atlanta, USA is secured by a bank guarantee in the amount of USD 133 million and collateralized by an uncommitted credit facility for USD 133 million that is secured by CHF 129.5 million cash and cash equivalents, refer to 4.1 Net cash and cash equivalents.